UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported) Thursday, September 20, 2001
                                                 ----------------------------


                             American River Holdings
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                     0-31525                   68-0352144
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     Of incorporation)                File Number)           Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California                 95815
--------------------------------------------------------              ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code     (916) 565-6100
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                               Page 1 of 4 Pages

                       The Index to Exhibits is on Page 3

Item 5.  Other Events.

         Registrant issued a press release September 20, 2001 announcing a stock repurchase plan. The foregoing description is qualified by reference to the press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

(99.1)   Press release dated September 20, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER HOLDINGS



                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
                                    Mitchell A. Derenzo, Chief Financial Officer



September 20, 2001




                               Page 2 of 4 Pages

                                INDEX TO EXHIBITS


Exhibit No.                Description                                      Page
-----------                -----------                                      ----

   99.1                    Press release of American River                    4
                           Holdings dated September 20, 2001




                               Page 3 of 4 Pages